                                                                    Exhibit 99.1

(ORIGEN LOGO)
$156,625,000

ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2005-B
ISSUER

ORIGEN RESIDENTIAL SECURITIES, INC.
DEPOSITOR

ORIGEN FINANCIAL L.L.C.
ORIGINATOR AND SERVICER

ORIGEN SERVICING, INC
SUBSERVICER

ORIGEN SECURITIZATION COMPANY, LLC
SELLER

     ORIGEN MANUFACTURED HOUSING CONTRACT TRUST
     COLLATERALIZED NOTES, SERIES 2005-B

SUBJECT TO REVISION

TERM SHEET DATED NOVEMBER 30, 2005

This material is provided to you for information purposes only. Additional information about the securities will be contained in the final offering documents. No sale of the securities described herein may be consummated without the purchaser first having received the final offering documents. You should read the final offering documents because they contain important information.

The information herein is preliminary. The assumptions and information contained herein constitute a judgment only as of the dates specified and are subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Mortgage Desk at
(212) 723-6325.

Citigroup Global Markets Inc. ("CGM") is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. CGM is not in the business of providing legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.


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

SUMMARY OF SERIES TERMS

PARTIES

PARTY                      DESCRIPTION
-----                      -----------
Issuer                     -    Origen Manufactured Housing Contract Trust
                                2005-B.

Depositor                  -    Origen Residential Securities, Inc. will sell
                                the manufactured housing installment sale
                                contracts and installment loan agreements, or
                                contracts, to the issuer.

Originator                 -    Origen Financial L.L.C., a Delaware limited
                                liability company.

Seller                     -    Origen Securitization Company, LLC, a Delaware
                                limited liability company and a wholly-owned
                                subsidiary of Origen Financial L.L.C., will sell
                                the manufactured housing installment sale
                                contracts and installment loan agreements, or
                                contracts, to the depositor.

Servicer and Subservicer   -    Origen Financial L.L.C. will be responsible for
                                the servicing of the contracts under the
                                servicing agreement. Pursuant to the servicing
                                agreement, Origen Financial L.L.C. will engage
                                Origen Servicing, Inc. as subservicer (the
                                "subservicer") to perform the primary servicing
                                of the contracts. See "The Seller, the
                                Originator, the Servicer and the Subservicer"
                                and "The Subservicer" herein.

Backup Servicer            -    Vanderbilt Mortgage and Finance, Inc. See "The
                                Servicing Agreement - The Backup Servicer"
                                herein

Indenture Trustee          -    JPMorgan Chase Bank, N.A., a New York banking
                                corporation, as indenture trustee under the
                                Indenture.

Owner Trustee              -    Wilmington Trust Company, a Delaware banking
                                corporation, not in its individual capacity but
                                solely as owner trustee under the trust
                                agreement.

TITLE OF SERIES

     Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-B

THE TRUST ESTATE

     The trust estate will consist primarily of manufactured housing installment sale contracts and installment loan agreements, or contracts, which will be acquired by the issuer on the closing date and held by the indenture trustee for the benefit of the noteholders. The information set forth herein, unless otherwise stated, is calculated as of the Series Statistical Cut-Off Date with respect to the contracts expected to be included in the trust estate on the closing date. The aggregate principal amount of the contracts actually delivered to the trust on the closing date may vary by up to plus or minus 10%. It is possible that contracts will be added to, and certain contracts may be removed from, the pool of contracts between the date of this prospectus supplement and the closing date. Notwithstanding any such additions or removals, the characteristics of the contracts actually included in the trust on the closing date are not expected to differ materially from the characteristics described in this term sheet.

NOTES (1), (2),

                                              PRINCIPAL
                                     AVERAGE   PAYMENT              INTEREST      EXPECTED FINAL
        INITIAL NOTE      RATING       LIFE    WINDOWS      BOND     ACCRUAL         MATURITY           FINAL STATED
CLASS      BALANCE     (MDY'S/ S&P)  (YEARS)   (MONTHS)     TYPE      BASIS   (TO CALL/TO MATURITY)    MATURITY DATE
-----  --------------  ------------  -------  ---------  ---------  --------  ---------------------  -----------------
A-1    $41,501,000.00    Aaa/AAA       1.00       1-24   Fixed       30/360   Dec. 2007 / Dec. 2007  February 15, 2014
A-2     38,684,000.00    Aaa/AAA       3.00      24-55   Fixed       30/360   July 2010 / July 2010  December 15, 2018
A-3     13,880,000.00    Aaa/AAA       6.00      55-92   Fixed (3)   30/360   Aug. 2013 / Aug. 2013  May 15, 2023
A-4     19,685,000.00    Aaa/AAA       9.32     92-116   Fixed (3)   30/360   Aug. 2015 / May 2017   January 15, 2037
M-1     15,750,000.00    Aa2/AA        7.54     51-116   Fixed (3)   30/360   Aug. 2015 / Apr. 2018  January 15, 2037
M-2     11,375,000.00    A2/A          7.53     50-116   Fixed (3)   30/360   Aug. 2015 / Dec. 2018  January 15, 2037
B-1     12,250,000.00    Baa2/BBB      7.52     49-116   Fixed (3)   30/360   Aug. 2015 / Nov. 2019  January 15, 2037
B-2      3,500,000.00    Baa3/NR       7.29     49-113   Fixed (3)   30/360   May 2015 / May 2015    January 15, 2037

(1)  Each note is priced to a 20% call

(2)  Pricing prepayment assumption: 200% MHP

(3) The interest rate for each class will be subject to an available funds cap rate

SERIES ISSUANCE DATE

     On or about December 15, 2005.

SERIES STATISTICAL CUT-OFF DATE

     The opening of business on November 1, 2005.

SERIES CUT-OFF DATE

     The opening of business on December 1, 2005.

OWNER TRUST CERTIFICATE

     In addition to the notes, the Issuer will issue ownership certificates, designated as the Origen Manufactured Housing Contract Trust 2005-B Owner Trust Certificates, to the depositor. The owner trust certificates are not being offered hereby and will be delivered to the seller or its designee as partial consideration of the contracts.

TERMS OF THE SERIES 2005-B NOTES

PAYMENTS ON CONTRACTS; AMOUNT AVAILABLE

     The servicer, on behalf of the trust, will establish and maintain, in the name of the trust, for the benefit of the noteholders, a collection account. All payments from obligors on the contracts which the servicer receives, including principal prepayments and advance payments by obligors not constituting principal prepayments, will be paid into the collection account no later than two business days after receipt of the payment, except amounts received as payments of taxes or insurance or as late payment fees, extension fees, assumption fees or similar fees. These fees will be included as part of the servicer's servicing fees. In addition, amounts paid by the originator for contracts repurchased as a result of breach of warranties under the contract purchase agreement, and amounts required to be deposited upon substitution of a contract because of breach of warranties, will be paid into the collection account.

     On the fourth business day before each payment date, referred to herein as the determination date, the servicer will determine the amount available to be remitted to the note payment account for payment to the notes for that payment date (without regard to any increase in the amount available from collections received during the current due period to remedy any deficiency in the Interest Payment Amount) and will report electronically such amount and any other information as described in the servicing agreement to the indenture trustee.

     The amount available on each payment date will generally include:

     (i) all payments of interest and principal, including all partial principal prepayments applied and all principal prepayments in full and interest thereon, collected by the servicer with respect to the contracts during the related due period,

     (ii) the repurchase price of each contract which, during the month preceding the related due period, the originator purchased under the asset purchase agreement on account of breaches of the originator's representations and warranties, plus

     (iii) all liquidation proceeds with respect to each contract that became a liquidated contract during the related due period;

Reduced by the sum of the following amounts:

     (i) amounts payable to the indenture trustee to reimburse it for any tax imposed on the trust and paid by the indenture trustee;

     (ii) the monthly servicing fee for that payment date;

     (iii) liquidation expenses incurred by the servicer in respect of repossessed manufactured homes and delinquent taxes and insurance premiums advanced by the servicer in respect of manufactured homes, to the extent they are reimbursable to the servicer under the servicing agreement;

     (iv) reimbursements to the servicer in respect of nonrecoverable advances to the extent permitted under the servicing agreement;

     (v) that amount of collections received during the related due period and applied to remedy any deficiency in the interest payment amount due on any class of notes on the prior payment date; and

     (vi) any amounts incorrectly deposited in the collection account.

     Collections received after the end of the related due period and prior to the determination date, up to a limited amount, if any (the dollar amount of which will be specified in the indenture), will be available to the extent necessary to pay in full the interest payment amount and liquidation loss interest amounts due on such payment date to each class of notes.

     Liquidation expenses are out-of-pocket expenses incurred by the servicer in connection with the liquidation of a defaulted contract, including, without limitation, legal fees and disbursements.

     The due period for all payment dates will be the calendar month preceding the month in which such payment date occurs.

     One business day before each payment date, no later than 1:00 p.m. New York time, the servicer will remit the amount available to the note payment account. The indenture trustee will withdraw funds from the note payment account to make payments to noteholders.

From time to time, as provided in the servicing agreement, the servicer will withdraw funds from the collection account for the purposes set forth in the servicing agreement.

PRIORITY OF PAYMENTS

     On each payment date, the indenture trustee will apply the amount available to make payments in the following order of priority:

          (1) the trustee fee and any indemnities and reimbursements (such indemnities and reimbursements subject to a cap of $100,000 per annum) due to the indenture trustee;

          (2)  the monthly backup servicing fee to the backup servicer;

          (3) concurrently, to each Class of Class A notes, the related interest payment amount for that payment date, pro rata based on the interest payment amount each class is entitled to receive, with any shortfall in the amount available being allocated pro rata on that basis;

          (4) to the Class M-1 notes, the interest payment amount for the Class M-1 notes for that payment date;

          (5) to the Class M-2 notes, the interest payment amount for the Class M-2 notes for that payment date;

          (6) to the Class B-1 notes, the interest payment amount for the Class B-1 notes for that payment date;

          (7) to the Class B-2 notes, the interest payment amount for the Class B-2 notes for that payment date;

          (8) to the Class A notes, the Class A principal payment amount for that payment date sequentially in the following order of priority:

               (i) to the Class A-1 notes, until the principal balance of the Class A-1 notes has been reduced to zero;

               (ii) to the Class A-2 notes, until the principal balance of the
                    Class A-2 notes has been reduced to zero;

               (iii) to the Class A-3 notes, until the principal balance of the
                    Class A-3 notes has been reduced to zero; and

               (iv) to the Class A-4 notes, until the principal balance of the
                    Class A-4 notes has been reduced to zero;

          (9)  to the Class M-1 notes as follows:

               (i) the Class M-1 liquidation loss interest amount for such payment date;

               (ii) the Class M-1 principal payment amount for such payment date;

          (10) to the Class M-2 notes as follows:

               (i) the Class M-2 liquidation loss interest amount for such payment date;

               (ii) the Class M-2 principal payment amount for such payment date;

          (11) to the Class B-1 notes as follows:

               (i) the Class B-1 liquidation loss interest amount for such payment date;

               (ii) the Class B-1 principal payment amount for such payment date;

          (12) to the Class B-2 notes as follows:

               (i) the Class B-2 liquidation loss interest amount for such payment date;

               (ii) the Class B-2 principal payment amount for such payment date;

          (13) to the Class A-3notes, the Class A-4 notes, the Class M-1 notes, the Class M-2 notes, the Class B-1 notes and the Class B-2 notes, in that order, the related available funds cap carry-forward amount for that payment date;

          (14) to the indenture trustee any indemnities and reimbursement for expenses incurred in excess of the amount set forth in (1) above, without regard to the annual cap on such amounts;

          (15) to the owner trustee any reimbursement for expenses incurred; and

          (16) remaining amounts to the holders of the owner trust certificates.

     Notwithstanding the prioritization of the payment of the Class A principal payment amount pursuant to clause (8) above, if the aggregate principal balance of the Class A notes exceeds the pool principal balance for that payment date, the payment pursuant to clause (8) above will be made pro rata based on the principal balances of the Class A notes.

     To the extent that available funds are paid, noteholders will have no recourse for the issuer's failure to make payments due on the notes unless (i) the issuer fails to pay the interest payment amount due on any class and, if the Class A notes are no longer outstanding, the related liquidation loss interest amount due to the most senior class of notes outstanding, for a period of 30 days or (ii) the issuer fails to pay the principal balance of any class on the related final stated maturity date.

INTEREST PAYMENT DATES

     Interest will be payable on the 15th of each month, unless the 15th is not a business day, in which case the payment will be made on the following business day. The first payment will be on January 16, 2006.

INTEREST PAYMENTS

     With respect to any payment date, each class of notes will be entitled to receive, in the order set forth above and subject to the availability of the amount available after prior payments, the related interest payment amount for that class accrued during the related interest period.

Glossary of Terms--Interest Payments

     With respect to each class of notes, the interest payment amount will be equal to the sum of

          (1) interest at the related note rate that accrued during the related interest accrual period on, in the case of the Class A notes, the related note balance and, in the case of the Class M-1 notes, the Class M-2 notes, and each of the Class B notes, the related adjusted note balance,

          (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

          (3)  interest on the amount in clause (2) at the related note rate.

     With respect to each interest period, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The adjusted note balance of any of the Class M-1, Class M-2, Class B-1, or Class B-2 notes as of any payment date will be the Class M-1 adjusted note balance, the Class M-2 adjusted note balance, the Class B-1 adjusted note balance, and the Class B-2 adjusted note balance for that payment date, respectively. The adjusted note balance of any of the Class A notes as of any payment date will be the outstanding note balance of that class of notes.

     The Class B-1 adjusted note balance for any payment date will be the lesser of (i) the Class B-1 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance, the Class M-1 note balance and the Class M-2 note balance, in each case as of the day immediately preceding that payment date.

     The Class B-2 adjusted note balance for any payment date will be the lesser of (i) the Class B-2 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance, the Class M-1 note balance, the Class M-2 note balance and, the Class B-1 note balance in each case as of the day immediately preceding that payment date.

     The Class M-1 adjusted note balance for any payment date will be the lesser of (i) the Class M-1 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the Class A note balance as of the day immediately preceding that payment date.

     The Class M-2 adjusted note balance for any payment date will be the lesser of (i) the Class M-2 note balance as of the day immediately preceding that payment date and (ii) the Pool


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

Principal Balance for the previous payment date minus the sum of the Class A note balance and the Class M-1 note balance, in each case as of the day immediately preceding that payment date.

     The Class A note balance as of any payment date will be the sum of the Class A-1 note balance, the Class A-2 note balance, the Class A-3 note balance and the Class A-4 note balance.

     The Class B-1 liquidation loss interest amount for any payment date will be equal to the sum of

          (1) interest at the related note rate that accrued during the related interest period on the Class B-1 Loss Balance,

          (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

          (3)  interest on the amount in clause (2) at the related note rate.

     The Class B-2 liquidation loss interest amount for any payment date will be equal to the sum of

          (4) interest at the related note rate that accrued during the related interest period on the Class B-2 Loss Balance,

          (5) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

          (6)  interest on the amount in clause (2) at the related note rate.

     The Class M-1 liquidation loss interest amount for any payment date will be equal to the sum of

          (1) interest at the related note rate that accrued during the related interest period on the Class M-1 Loss Balance,

          (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

          (3)  interest on the amount in clause (2) at the related note rate.

     The Class M-2 liquidation loss interest amount for any payment date will be equal to the sum of

          (1) interest at the related note rate that accrued during the related interest period on the Class M-2 Loss Balance,

          (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

          (3)  interest on the amount in clause (2) at the related note rate.

     The Class B-1 loss balance on any payment date will be the outstanding note balance of the Class B-1 notes immediately preceding that payment date less the Class B-1 adjusted note balance for that payment date.

     The Class B-2 loss balance on any payment date will be the outstanding note balance of the Class B-2 notes immediately preceding that payment date less the Class B-2 adjusted note balance for that payment date.

     The Class M-1 loss balance on any payment date will be the outstanding note balance of the Class M-1 notes immediately preceding that payment date less the Class M-1 adjusted note balance for that payment date.

     The Class M-2 loss balance on any payment date will be the outstanding note balance of the Class M-2 notes immediately preceding that payment date less the Class M-2 adjusted note balance for that payment date.

     The interest accrual period for any payment date with respect to each class of notes, will be the calendar month preceding the month in which the payment date occurs.

     The note balance of any class of notes as of any payment date will be the original principal balance of that class less all amounts previously paid to holders of that class on account of principal.

     The note rate for (i) each class of Class A notes, other than the Class A-3 and the class A-4 notes, will be the fixed rate listed on the cover of the prospectus supplement for the class of notes and (ii) the Class A-3, the Class A-4 notes, each class of Class M notes, and each class of the Class B notes will be the lesser of (x) the fixed rate listed on the cover of the prospectus supplement for that class of notes and (y) the available funds rate for that payment date.

     The available funds rate for any payment date will be the rate per annum equal to the weighted average of the contract rates (weighted on the basis of the principal balance of the contracts as of the first day of the related due period), net of the rate at which the trustee fee, the servicing fee and the backup servicing are calculated, multiplied by a fraction the numerator of which is the pool principal balance for the immediately preceding payment date and the denominator of which is the sum of aggregate note balance of the Class A notes as of the day immediately prior to that payment date, the Class M-1 adjusted note balance for that payment date, the Class M-2 adjusted note balance for that payment date, the Class B-1 adjusted note balance for that payment date, and the Class B-2 adjusted note balance for that payment date.

     The available funds cap carry-forward amount for the Class A-3, the Class A-4 notes, Class M notes or the Class B notes and any payment date on which the note rate therefore is the available funds rate, will be the sum of

     (1) the excess, if any, of (a) the amount of interest accrued thereon for such payment date calculated pursuant to clause (ii)(x) of the definition of note rate over (b) the amount of interest accrued thereon at the available funds rate for that payment date;

     (2)  any unpaid shortfall in interest owed to the notes pursuant to clause
          (1) on prior payment dates; and

     (3)  interest on the amount in clause (2) at the related note rate.

PRINCIPAL PAYMENTS

     Holders of each class of notes will be entitled to receive a payment of principal on each payment date, to the extent of the amount available in the note payment account on that date available for payment in the order described above under "--Priority of Payments."

     Glossary of Terms--Principal Payments

     The Class A principal payment amount for any payment date other than the final stated maturity date for the Class A-4 notes, will equal the lesser of (i) the required principal payment amount for that payment date and (ii) the Class A note balance as of the day immediately preceding that payment date less the Class A target balance for that payment date; and for the payment date that is the final stated maturity date for the Class A-4 notes, the remaining Class A note balance on such date.

     The Class B-1 principal payment amount for any payment date other than the related final stated maturity date will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount, the Class M-1 principal payment amount and the Class M-2 principal payment amount for that payment date and (ii) the Class B-1 note balance as of the day immediately preceding that payment date less the Class B-1 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class B-1 note balance on such date.

     The Class B-2 principal payment amount for any payment date other than the related final stated maturity date will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount, the Class M-1 principal payment amount, the Class M-2 principal payment amount, and the Class B-1 principal payment amount for that payment date and (ii) the Class B-2 note balance as of the day immediately preceding that payment date less the Class B-2 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class B-2 note balance on such date.

     The Class M-1 principal payment amount for any payment date other than the final stated maturity date, will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount for that payment date and (ii) the Class M-1 note balance as of the day immediately preceding that payment date less the Class M-1 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class M-1 note balance on such date.

     The Class M-2 principal payment amount for any payment date, other than the final stated maturity date, will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount and the Class M-1 principal payment amount for that payment date and (ii) the Class M-2 note balance as of the day immediately preceding that payment date less the Class M-2 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class M-2 note balance on such date.

     The Class A target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, the pool principal balance minus the greater of (x) 62.125% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date; provided, however, that, in no event will the Class A target balance for any payment date be greater than the Class A note balance as of the day immediately preceding that payment date.

     The Class B-1 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, (1) the pool principal balance minus the greater of (x) 22.75% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date minus (2) the sum of the Class A target balance, the Class M-1 target balance, and the Class M-2 target balance for that payment date; provided, however, that, in no event will the Class B-1 target balance for any payment date be greater than the Class B-1 note balance as of the day immediately preceding that payment date.

     The Class B-2 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the cut-off date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the cut-off date, (1) the pool principal balance minus the greater of (x) 19.25% of the pool principal balance and (y) the overcollateralization target amount for that payment date minus (2) the sum of the Class A target balance, the Class M-1 target balance, the Class M-2 target balance and the Class B-1 target balance for that payment date; provided, however, that, in no event will the Class B-2 target balance for any payment date be greater that the Class B-2 note balance as of the day immediately preceding that payment date.

     The Class M-1 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, (1) the pool principal balance minus the greater of (x) 46.375% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date minus (2) the Class A target balance for that payment date; provided, however, that, in no event will the Class

M-1 target balance for any payment date be greater that the Class M-1 note balance as of the day immediately preceding that payment date.

     The Class M-2 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, (1) the pool principal balance minus the greater of (x) 35.00% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date minus (2) the sum of the Class A target balance and the Class M-1 target balance for that payment date; provided, however, that, in no event will the Class M-2 target balance for any payment date be greater that the Class M-2 note balance as of the day immediately preceding that payment date.

A liquidated contract is a defaulted contract as to which all amounts that the servicer expects to recover through the date of disposition of the manufactured home have been received.

The pool principal balance as of any payment date will be the aggregate of the principal balances of contracts outstanding at the end of the related due period.

The principal balance of a contract as of any payment date is the unpaid principal balance of the contract on the Series Cut-Off Date less any principal collected with respect to that contract prior to the last day of the related due period.

The required principal payment amount for any payment date will be the amount by which (i) the sum of the note balances of the Class A, Class M-1, Class M-2, Class B-1, and the Class B-2 notes, as of the day immediately preceding that payment date, exceeds (ii) the pool principal balance as of that payment date minus the Overcollateralization Target Amount for that payment date.

A trigger event will be in effect with respect to any payment date if:

          (i) the average sixty day delinquency ratio test, as defined in the servicing agreement, as of the payment date exceeds 7.25%;

          (ii) the aggregate of realized losses incurred since the Series Cut-Off Date and as of the payment date exceed the following percentages of the aggregate principal balance of the contracts as of the Series Cut-Off Date: payment dates commencing January 2010 to and including July 2011, 7.50%, payment dates commencing August 2011 to and including July 2012, 9.50%, payment dates commencing August 2012 to and including July 2013, 12.00% and each payment date thereafter, 14.25%;

          (iii) the current realized loss ratio, as defined in the servicing agreement, as of the payment date exceeds 4.00%.

CREDIT ENHANCEMENT - EXCESS INTEREST

     The interest accrued each month on the contracts, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the notes and to pay certain fees and expenses of the trust. The excess interest from the contracts each month will be available to absorb realized losses on the contracts and to make payments of principal on the notes in order to maintain or restore overcollateralization at the required level.

CREDIT ENHANCEMENT - SUBORDINATION

     The rights of the holders of the Class M-1 notes, the Class M-2 notes, the Class B-1 notes, and the Class B-2 notes to receive payments on the contracts in the trust will be subordinated, to the extent described in "Priority of Payments" above, to the rights of the holders of the Class A notes. In addition, the rights of the holders of the Class B-2 notes to receive payments will be subordinated to the rights of the holders of the Class B-1 notes, the Class M-1 notes, and the Class M-2 notes. The rights of the holders of the Class B-1 notes to receive payments will be subordinated to the rights of the holders of the Class M-1 notes and the Class M-2 notes. The rights of the holders of the Class M-2 notes to receive payments will be subordinated to the rights of the holders of the Class M-1 notes. Subordination is intended to enhance the likelihood of regular payments on the more senior notes in respect of interest and principal and to afford the more senior notes protection against realized losses on the contracts.

CREDIT ENHANCEMENT - OVERCOLLATERALIZATION

     On the closing date, the aggregate principal balance of the contracts as of the Series Cut-Off Date will exceed the aggregate original principal balances of the notes by approximately $18,375,000 or approximately 10.50% of the aggregate Series Cut-Off Date principal balance of the contracts included in the trust as of the closing date. On any payment date prior to the stepdown date or on which a trigger event is in effect, the Class A noteholders will receive 100% of the principal collections and excess interest on the contracts until the Overcollateralization Target Amount is reached. This will have the effect of accelerating the amortization of the notes relative to the amortization of the contracts and thereby increasing the Overcollateralization Amount. Once the Overcollateralization Target Amount is reached or is permitted to step down, a portion of the principal collections and excess interest that would otherwise have been paid to the holders of the notes will be distributed to the Owner Trust Certificates. The step down of the Overcollateralization Target Amount will have the effect of decelerating the amortization of -the notes relative to the amortization of the contracts and thereby decreasing the Overcollateralization Amount.

     With respect to any payment date, the Overcollateralization Amount will be the excess of the Pool Principal Balance for that payment date over the aggregate of the note balances.

     Overcollateralization Target Amount

     The Overcollateralization Target Amount will be (i) for each payment date prior to the Stepdown Date, 11.00% of the Pool Principal Balance as of the Series Cut-Off Date, (ii) for each payment date on or after the Stepdown Date provided a Trigger Event is not in effect, the lesser of (x) 11.00% of the Pool Principal Balance as of the Series Cut-Off Date and (y) the greater of

(1) 19.25% of the Pool Principal Balance for that payment date and (2) approximately $8,312,500 and (iii) for each payment date on or after the Stepdown Date and on which a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding payment date. Notwithstanding the foregoing, on any payment date on which the Pool Principal Balance is less than or equal to 20% of the Pool Principal Balance as of the Series Cut-Off Date, the Overcollateralization Target Amount will equal 100% of the then-current Pool Principal Balance.

     Stepdown Date

     The earlier to occur of (i) the payment date in January 2010 or (ii) the first payment date after which the aggregate note balance of the Class A notes has been reduced to zero.

OPTIONAL REDEMPTION; AUCTION SALE

     At its option, the servicer will be permitted to purchase all outstanding contracts and thereby redeem the notes, in whole but not in part, on any payment date on which the aggregate principal balance of the contracts remaining in the contract pool has been reduced to less than or equal to 20% of the aggregate principal balance of the contracts as of the Series Cut-Off Date.

     If the servicer does not exercise this purchase option, then on the next payment date the indenture trustee, or an agent on its behalf, will begin an auction process to sell the contracts and the other trust assets. The indenture trustee cannot sell the trust assets and liquidate the trust pursuant to the auction process unless the proceeds of that sale are expected to be sufficient to pay the aggregate unpaid principal balance of the notes and all accrued and unpaid interest thereon.

EVENTS OF DEFAULT

     Event of Default under the indenture with respect to the offered notes will be as follows:

          a) the failure of the issuer to pay the interest payment amount due on any class and, if the Class A notes are no longer outstanding, the related liquidation loss interest amount due on the most senior class of notes outstanding, for a period of 30 days;

          b) the failure of the issuer to pay the principal of any note in full by its final stated maturity date;

          c) a default by the issuer in the observance of certain negative covenants in the indenture;

          d) a default by the issuer in the observance of any other covenant of the indenture, and the continuation of any such default for a period of 30 days after notice to the issuer by the indenture trustee or by the holders of at least 25% of the aggregate note balance of the offered notes, as applicable;

          e) any representation or warranty made by the issuer in the indenture or in any offered note or other writing delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within 30 days after notice thereof is given to the issuer by the indenture trustee or by the holders of at least 25% of the aggregate note balance of the offered notes, as applicable; or

          f) certain events of bankruptcy, insolvency, receivership or reorganization of the issuer.

LOSSES ON LIQUIDATED CONTRACTS

          In the event the amount available in the payment account for any payment date is insufficient to pay the full required principal payment amount for that payment date to the noteholders, the overcollateralization amount would be reduced by the amount of that deficiency. If the overcollateralization amount were reduced to zero, further losses and delinquencies, including reductions in the principal balances of defaulted contracts as a loss mitigation effort by the servicer, would cause the aggregate outstanding principal balance of the notes to be greater than the pool principal balance. If this occurs, the amount of the deficiency, which we refer to as the "liquidation loss amount," will result in a reduction first, of the adjusted note balance of the Class B-2 notes and, then, if the note balance of the Class B-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class B-1 notes and, then, if the combined note balance of the Class B-1 notes and the Class B-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class M-2 notes and, then, if the combined note balance of the Class B-2 notes, the Class B-1 notes and the Class M-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class M-1 notes. If the adjusted note balance of a class of notes is reduced by a liquidation loss amount, interest accruing on that class will be calculated on the lower, adjusted note balance of that class. The interest accruing on that class's liquidation loss amount each month, plus interest at the applicable note rate on any liquidation loss interest amount due on a prior payment date but not paid, will be paid to the noteholders of that class from the amount available for that payment date prior to the payment of principal on that class and prior to any payment of principal on a subordinate class. However, once a liquidation loss amount is incurred there will not be enough principal and interest on the contracts to pay first to the Class B-2 notes, second to the Class B-1 notes, third to the Class M-2 notes, and then to the Class M-1 notes and under certain loss scenarios, to the Class A notes, all principal amounts to which such notes are then entitled. Consequently, but for the effect of the overcollateralization amount, first the Class B-2 noteholders, second the Class B-1 noteholders, third the Class M-2 noteholders, fourth the Class M-1 noteholders and then the Class A noteholders will incur a loss on their investments in the amount by which a liquidated contract's liquidation proceeds, net of the related liquidation expenses, are less than its unpaid principal balance plus accrued and unpaid interest less the monthly servicing fee.

DEFAULT, DELINQUENCY AND LOSS EXPERIENCE

     The following tables set forth certain information concerning the default, delinquency and loan loss experience of the portfolio of manufactured housing installment sales contracts and residential mortgages originated and serviced by Origen Financial L.L.C., Origen Servicing, Inc. and Origen Financial, Inc. (collectively "Origen"), as of the dates shown. Because defaults, delinquencies and loan losses are affected by a variety of changing underwriting, economic, geographic, loan aging, and other factors there can be no assurance that the default, delinquency and loan loss experience of the contracts will be comparable to that set forth below.

The table below shows the cumulative defaults, which the originator defines as of the respective dates of repossession of the related manufactured homes, experienced with respect to all contracts originated by Origen, Origen Financial L.L.C. and Dynex Financial, Inc. in each of the years indicated in the columns. The results are calculated as a percentage derived by adding the unpaid principal balance of all defaulted loans originated in that year and dividing that sum by the aggregate original principal balance of all contracts originated in that year, as of the end of each quarterly measurement period.

ORIGEN STATIC POOL CUMULATIVE DEFAULT - BY YEAR OF ORIGINATION

AGE BY
QUARTER    1997    1998    1999    2000    2001   2002   2003   2004   2005(1)
-------   -----   -----   -----   -----   -----   ----   ----   ----   -------
    1      0.00%   0.00%   0.01%   0.02%   0.00%  0.00%  0.00%  0.00%   0.00%
    2      0.04%   0.02%   0.03%   0.14%   0.11%  0.04%  0.01%  0.00%   0.00%
    3      0.18%   0.18%   0.19%   0.56%   0.56%  0.17%  0.11%  0.02%   0.07%
    4      0.45%   0.50%   0.64%   0.88%   1.84%  0.23%  0.36%  0.05%
    5      0.86%   0.95%   1.18%   1.88%   3.02%  0.39%  0.62%  0.19%
    6      1.51%   1.40%   1.96%   3.23%   4.34%  0.69%  1.04%  0.41%
    7      2.41%   2.23%   2.79%   5.48%   5.61%  1.19%  1.43%  0.74%
    8      3.41%   3.08%   3.91%   7.21%   7.39%  1.81%  1.98%
    9      4.27%   3.86%   5.24%   9.17%   9.03%  2.70%  2.68%
   10      5.21%   4.50%   6.06%  11.07%  10.36%  3.34%  3.04%
   11      6.09%   5.23%   7.08%  12.90%  12.47%  4.10%  3.57%
   12      7.06%   5.99%   8.09%  15.40%  13.96%  5.20%
   13      7.93%   6.88%   9.16%  16.85%  14.98%  6.09%
   14      8.69%   7.60%  10.14%  18.22%  16.64%  6.69%
   15      9.47%   8.50%  11.00%  19.61%  17.76%  7.60%
   16     10.20%   9.27%  12.10%  21.35%  18.77%
   17     11.12%  10.01%  12.84%  22.86%  20.24%
   18     12.00%  10.70%  13.61%  24.27%  21.47%
   19     13.02%  11.56%  14.63%  25.43%  22.45%
   20     13.72%  12.21%  15.40%  26.40%
   21     14.54%  12.87%  16.18%  27.23%
   22     15.05%  13.35%  17.03%  27.95%
   23     15.64%  14.03%  17.91%  28.84%
   24     16.07%  14.62%  18.61%
   25     16.52%  15.28%  19.20%
   26     16.83%  15.89%  19.89%
   27     17.43%  16.60%  20.30%
   28     17.99%  17.17%
   29     18.48%  17.73%
   30     18.91%  18.18%
   31     19.43%  18.57%
   32     19.92%
   33     20.38%
   34     20.93%
   35     21.51%

(1) 2005 data is calculated based on production and defaults through the end of the applicable quarter.

     For example, quarter 4 in column 1 represents the sum of the unpaid principal balance of defaulted loans for the first four quarters for each calendar year divided by the total original principal balance of all the loans originated in that year. For 1997 quarter 4 would be the first through fourth quarter of 1997, for 1998, quarter 4 would be the first through fourth quarters of 1998 and so on.

                                                             DELINQUENCY EXPERIENCE
                               ----------------------------------------------------------------------------------
                                                          DECEMBER 31,
                               -----------------------------------------------------------------    SEPTEMBER 30,
                                    2001             2002             2003             2004             2005
                               --------------   --------------   --------------   --------------   --------------
PRINCIPAL BALANCE OF ASSETS
   Total Outstanding(1)        $1,235,538,286   $1,275,934,272   $1,294,514,018   $1,368,091,757   $1,460,039,332
      Origen Originations(5)   $1,130,952,847   $1,186,104,423   $1,216,262,684   $1,299,733,083   $1,369,176,775
      Acquisitions(5)          $  104,585,439   $   89,829,849   $   78,251,334   $   68,358,674   $   90,862,557

   Total 30-59 days past due   $   19,720,727   $   24,457,120   $   34,298,462   $   22,966,404   $   25,748,235
      Origen Originations(5)   $   16,481,814   $   21,215,910   $   30,464,027   $   20,360,333   $   23,115,560
      Acquisitions(5)          $    3,238,913   $    3,241,210   $    3,834,435   $    2,606,071   $    2,632,675

   Total 60-89 days past due   $    9,003,868   $   11,497,386   $   12,017,681   $    9,149,908   $    9,642,477
      Origen Originations(5)   $    7,956,056   $   10,167,935   $   10,242,595   $    7,720,862   $    8,411,497
      Acquisitions(5)          $    1,047,812   $    1,329,451   $    1,775,086   $    1,429,046   $    1,230,980

   Total 90 days or more
      past due(1)              $   35,828,739   $   38,910,302   $   49,789,255   $   42,319,358   $   38,244,935
      Origen Originations(5)   $   29,916,417   $   34,445,964   $   43,377,008   $   37,453,055   $   34,811,917
      Acquisitions(5)          $    5,912,322   $    4,464,338   $    6,412,247   $    4,866,303   $    3,433,018

TOTAL DELINQUENCY(1)
   Total Delinquency           $   64,553,334   $   74,864,808   $   96,105,398   $   74,435,670   $   73,635,647
      Origen Originations(5)   $   54,354,287   $   65,829,809   $   84,083,630   $   65,534,250   $   66,338,974
      Acquisitions(5)          $   10,199,047   $    9,034,999   $   12,021,768   $    8,901,420   $    7,296,673

   Total Delinquency
      Percentage(3)                      5.22%            5.87%            7.42%            5.44%            5.04%
      Origen Originations(5)             4.81%            5.55%            6.91%            5.04%            4.85%
      Acquisitions(5)                    9.75%           10.06%           15.36%           13.02%            8.03%

   Total Delinquency
      Percentage(4)                      3.46%            4.13%            5.59%            4.18%            3.93%
      Origen Originations(5)             3.20%            3.90%            5.19%            3.85%            3.75%
      Acquisitions(5)                    6.41%            7.32%           11.98%           10.50%            6.58%

(1) Includes contracts already in repossession and mortgage loans already in foreclosure.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, payments on a contract or mortgage loan due on the first day of the month are not 30 days delinquent until the first day of the next month.

(3) As a percentage of the principal balance of contracts and mortgage loans outstanding at month end.

(4) Excluding contracts already in repossession and mortgage loans already in foreclosure.

(5) "Origen Originations" include contracts originated by Origen itself and through retailers and loan brokers, and exclude contracts purchased in bulk acquisition transactions. "Acquisitions" include only contracts purchased in bulk acquisition transactions.

                                                              LOAN LOSS EXPERIENCE
                               ----------------------------------------------------------------------------------
                                                          DECEMBER 31,
                               -----------------------------------------------------------------    SEPTEMBER 30,
                                    2001             2002             2003             2004             2005
                               --------------   --------------   --------------   --------------   --------------
PRINCIPAL BALANCE OF ASSETS
   Total Outstanding(1)        $1,235,538,286   $1,275,934,272   $1,294,514,018   $1,368,091,757   $1,460,039,332
      Origen Originations      $1,130,952,847   $1,186,104,423   $1,216,262,684   $1,299,733,083   $1,369,176,775
      Acquisitions             $  104,585,439   $   89,829,849   $   78,251,334   $   68,358,674   $   90,862,557

   Gross losses(2)             $   43,073,880   $   51,264,609   $   47,900,140   $   55,157,903   $   31,140,503
      Origen Originations      $   34,753,380   $   42,619,509   $   41,979,419   $   48,449,955   $   27,589,114
      Acquisitions             $    8,320,500   $    8,645,100   $    5,920,721   $    6,707,948   $    3,551,389

   Net losses(3)               $   39,209,826   $   46,297,922   $   43,082,160   $   48,832,169   $   27,355,274
      Origen Originations      $   31,711,968   $   38,529,894   $   37,749,126   $   42,903,623   $   24,261,078
      Acquisitions             $    7,497,858   $    7,768,028   $    5,333,034   $    5,928,546   $    3,094,196

   Gross losses(2)                       3.49%            4.02%            3.70%            4.03%            2.13%
      Origen Originations(4)             3.07%            3.59%            3.45%            3.73%            2.02%
      Acquisitions(4)                    7.96%            9.62%            7.57%            9.81%            3.91%

   Net losses(3)                         3.17%            3.63%            3.33%            3.57%            1.87%
      Origen Originations(4)             2.80%            3.25%            3.10%            3.30%            1.77%
      Acquisitions(4)                    7.17%            8.65%            6.82%            8.67%            3.41%

----------
(1) Includes contracts already in repossession and mortgage loans already in foreclosure.

(2) The calculation of gross losses includes the principal balance of the contract at the time of repossession plus accrued interest up to the date of disposition of the repossessed unit plus all expenses of repossession and liquidation less the proceeds.

(3) The calculation of net losses includes the principal balance of the contract at the time of repossession plus all expenses of repossession and liquidation less the proceeds from asset liquidation. Losses are expressed as a percentage of the total principal balance of contracts being serviced at period end.

(4) "Origen Originations" include contracts originated by Origen itself and through retailers and loan brokers, and exclude contracts purchased in bulk acquisition transactions. "Acquisitions" include only contracts purchased in bulk acquisition transactions.

THE CONTRACT POOL

SUMMARY OF CONTRACTS

Statistical Cut-Off Date:                             November 1, 2005
Number of Initial Contracts:                          3,440
Aggregate Principal Balance                           $178,482,669.02

States with more than 5% of the contracts,
by principal balance:                                 California: 37.21%
                                                      Texas: 8.30%
                                                      New York: 5.98%

Percentage of New / Percentage of Used:               60.37% / 39.63%
Weighted Average Original LTV *:                      82.33%
Original LTV Ratio Range *:                           12.19% to 100.00%
Weighted Average Original LTI:                        125.90%
Current Principal Balance Range:                      $2,040.71 to $483,400.00
Average Current Principal Balance:                    $51,884.50
Contract Rates Range:                                 4.990% to 18.000%
Weighted Average Contract Rate:                       9.182%
Weighted Average Remaining Term to Stated Maturity:   233 months
Remaining Term to Stated Maturity Range:              3 months to 360 months
Weighted Average Original Months to Maturity:         241 months
Original Months to Maturity Range:                    48 months to 360 months
Latest Maturity Date:                                 January 1, 2036
Weighted Average Credit Score **:                     719

*    Weighted average and range for which loan-to-value ratios were calculated

**   Where credit scores are available

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                                           % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING   PRINCIPAL BALANCE AS
                                    STATISTICAL      AS OF STATISTICAL       OF STATISTICAL
            STATES               CALCULATION DATE     CALCULATION DATE      CALCULATION DATE
------------------------------   ----------------   -------------------   --------------------
California ...................           838          $ 66,418,421.02             37.21%
Texas ........................           376            14,809,522.24              8.30
New York .....................           209            10,677,383.76              5.98
Pennsylvania .................           116             7,955,518.10              4.46
Michigan .....................           207             6,599,764.45              3.70
Florida ......................           136             5,751,061.54              3.22
Arizona ......................            85             5,111,989.37              2.86
Ohio .........................           107             4,847,940.43              2.72
Alabama ......................           114             4,561,778.50              2.56
Georgia ......................            98             4,016,893.05              2.25
Mississippi ..................           101             3,972,665.74              2.23
South Carolina ...............            72             3,360,332.33              1.88
Oregon .......................            74             3,190,480.68              1.79
Arkansas .....................            72             2,806,698.81              1.57
Oklahoma .....................            64             2,687,288.54              1.51
New Mexico ...................            52             2,444,759.49              1.37
North Carolina ...............            58             2,346,590.31              1.31
Washington ...................            47             2,230,093.97              1.25
Kentucky .....................            54             2,157,969.45              1.21
Virginia .....................            41             2,086,817.83              1.17
Louisiana ....................            54             2,039,764.79              1.14
Indiana ......................            48             1,994,276.04              1.12
Tennessee ....................            47             1,878,508.78              1.05
Missouri .....................            38             1,503,050.58              0.84
Minnesota ....................            44             1,488,834.89              0.83
Colorado .....................            37             1,467,369.38              0.82
Maryland .....................            35             1,413,621.41              0.79
Kansas .......................            33             1,270,237.62              0.71
Idaho ........................            29             1,135,975.34              0.64
Illinois .....................            29               961,980.68              0.54
West Virginia ................            20               786,735.09              0.44
Iowa .........................            20               699,686.54              0.39
Montana ......................            14               617,449.03              0.35
Nevada .......................            13               493,209.19              0.28
Vermont ......................             6               435,080.33              0.24
Wyoming ......................            10               404,987.47              0.23
Delaware .....................             7               400,454.79              0.22
Utah .........................            12               378,711.24              0.21
South Dakota .................             7               284,772.31              0.16
Wisconsin ....................             8               263,705.68              0.15
North Dakota .................             2               124,262.00              0.07
Maine ........................             2               124,078.30              0.07
New Hampshire ................             1                82,719.38              0.05
Massachusetts ................             1                79,095.55              0.04
Connecticut ..................             1                70,736.81              0.04
New Jersey ...................             1                49,396.19              0.03
                                       -----          ---------------            ------
   Total .....................         3,440          $178,482,669.02            100.00%
                                       =====          ===============            ======

                        YEAR OF ORIGINATION OF CONTRACTS

                                                                           % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING   PRINCIPAL BALANCE AS
                                    STATISTICAL      AS OF STATISTICAL       OF STATISTICAL
      YEAR OF ORIGINATION        CALCULATION DATE     CALCULATION DATE      CALCULATION DATE
------------------------------   ----------------   -------------------   --------------------
1995..........................             1          $     37,141.70              0.02%
1996..........................             1                42,399.19              0.02
1997..........................             4               100,440.88              0.06
1998..........................            27               768,148.03              0.43
1999..........................           215             7,693,432.55              4.31
2000..........................             3               144,693.72              0.08
2001..........................             2                60,114.69              0.03
2002..........................            21               698,659.27              0.39
2003..........................           126             7,700,010.69              4.31
2004..........................           245            14,988,413.91              8.40
2005..........................         2,795           146,249,214.39             81.94
                                       -----          ---------------            ------
   Total......................         3,440          $178,482,669.02            100.00%
                                       =====          ===============            ======

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                           % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING   PRINCIPAL BALANCE AS
  RANGE OF ORIGINAL CONTRACT        STATISTICAL      AS OF STATISTICAL       OF STATISTICAL
     AMOUNTS (IN DOLLARS)        CALCULATION DATE     CALCULATION DATE      CALCULATION DATE
------------------------------   ----------------   -------------------   --------------------
Less than $10,000.01..........            26          $    210,641.22              0.12%
$10,000.01 to $20,000.00......           304             4,501,850.35              2.52
$20,000.01 to $30,000.00......           511            12,542,518.54              7.03
$30,000.01 to $40,000.00......           634            21,787,161.66             12.21
$40,000.01 to $50,000.00......           470            20,893,638.25             11.71
$50,000.01 to $60,000.00......           432            23,416,203.03             13.12
$60,000.01 to $70,000.00......           278            17,786,558.62              9.97
$70,000.01 to $80,000.00......           226            16,683,137.31              9.35
$80,000.01 to $90,000.00......           163            13,700,499.70              7.68
$90,000.01 to $100,000.00.....           128            12,046,352.51              6.75
$100,000.01 to $110,000.00....            65             6,696,807.01              3.75
$110,000.01 to $120,000.00....            61             6,950,251.15              3.89
$120,000.01 to $130,000.00....            45             5,598,733.56              3.14
$130,000.01 to $140,000.00....            31             4,166,860.46              2.33
$140,000.01 to $150,000.00....            18             2,611,290.32              1.46
$150,000.01 to $160,000.00....            22             3,383,633.63              1.90
$160,000.01 or greater........            26             5,506,531.70              3.09
                                       -----          ---------------            ------
   Total......................         3,440          $178,482,669.02            100.00%
                                       =====          ===============            ======

The largest original contract amount is $483,400.00, which represents 0.27% of the aggregate principal balance of the contracts as of the statistical calculation date.

                 DISTRIBUTION OF REMAINING AMOUNTS FOR CONTRACTS

                                                                          % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL     BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING    PRINCIPAL BALANCE
  RANGE OF REMAINING CONTRACT       STATISTICAL      AS OF STATISTICAL     AS OF STATISTICAL
     AMOUNTS (IN DOLLARS)        CALCULATION DATE     CALCULATION DATE     CALCULATION DATE
------------------------------   ----------------   -------------------   ------------------
Less than $10,000.01..........            54          $    435,993.76             0.24%
$10,000.01 to $20,000.00......           306             4,800,422.44             2.69
$20,000.01 to $30,000.00......           519            13,048,310.31             7.31
$30,000.01 to $40,000.00......           627            21,930,247.77            12.29
$40,000.01 to $50,000.00......           475            21,424,692.81            12.00
$50,000.01 to $60,000.00......           425            23,408,300.14            13.12
$60,000.01 to $70,000.00......           270            17,512,577.86             9.81
$70,000.01 to $80,000.00......           215            16,013,158.48             8.97
$80,000.01 to $90,000.00......           167            14,150,653.71             7.93
$90,000.01 to $100,000.00.....           122            11,590,589.59             6.49
$100,000.01 to $110,000.00....            62             6,498,497.27             3.64
$110,000.01 to $120,000.00....            58             6,640,609.42             3.72
$120,000.01 to $130,000.00....            45             5,618,471.26             3.15
$130,000.01 to $140,000.00....            29             3,908,688.55             2.19
$140,000.01 to $150,000.00....            19             2,760,433.24             1.55
$150,000.01 to $160,000.00....            22             3,393,020.72             1.90
$160,000.01 or greater........            25             5,348,001.69             3.00
                                       -----          ---------------           ------
   Total......................         3,440          $178,482,669.02           100.00%
                                       =====          ===============           ======

The average outstanding principal balance of the contracts included in the statistical pool, as of the statistical calculation date, was $51,884.50 and the outstanding principal balances of the contracts included in the statistical pool ranged from $2,040.71to $483,400.00 as of the statistical calculation date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                                          % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL     BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING    PRINCIPAL BALANCE
       RANGE OF ORIGINAL            STATISTICAL      AS OF STATISTICAL     AS OF STATISTICAL
     LOAN-TO-VALUE RATIOS        CALCULATION DATE     CALCULATION DATE     CALCULATION DATE
------------------------------   ----------------   -------------------   ------------------
Not Calculated(1).............           338          $ 15,821,993.59             8.86%
10.01% to 15.00%..............             3                55,225.77             0.03
15.01% to 20.00%..............             6               134,734.05             0.08
20.01% to 25.00%..............            10               241,727.41             0.14
25.01% to 30.00%..............            19               607,081.24             0.34
30.01% to 35.00%..............            23             1,022,781.49             0.57
35.01% to 40.00%..............            26               861,681.12             0.48
40.01% to 45.00%..............            34             1,366,904.33             0.77
45.01% to 50.00%..............            62             2,844,482.28             1.59
50.01% to 55.00%..............            64             2,847,090.50             1.60
55.01% to 60.00%..............            98             4,907,525.11             2.75
60.01% to 65.00%..............            98             5,016,766.09             2.81
65.01% to 70.00%..............            92             5,381,075.53             3.01
70.01% to 75.00%..............           135             7,817,131.53             4.38
75.01% to 80.00%..............           427            24,838,598.81            13.92
80.01% to 85.00%..............           494            22,279,625.68            12.48
85.01% to 90.00%..............           782            44,058,198.00            24.68
90.01% to 95.00%..............           527            26,913,556.09            15.08
95.01% to 100.00%.............           202            11,466,490.40             6.42
                                       -----          ---------------           ------
   Total......................         3,440          $178,482,669.02           100.00%
                                       =====          ===============           ======

The weighted average original loan-to-value ratio of the contracts included in the statistical pool for which loan-to-value ratios were calculated, as of the statistical calculation date, was 82.33%. (1) Loan-to-value ratios are not calculated for chattel-only contracts originated as part of rate and term refinancings.

          DISTRIBUTION OF ORIGINAL LOAN-TO-INVOICE RATIOS OF CONTRACTS

                                                                          % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL     BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING    PRINCIPAL BALANCE
       RANGE OF ORIGINAL            STATISTICAL      AS OF STATISTICAL     AS OF STATISTICAL
    LOAN-TO-INVOICE RATIOS       CALCULATION DATE     CALCULATION DATE     CALCULATION DATE
------------------------------   ----------------   -------------------   ------------------
Not Calculated(1).............         1,076          $ 83,486,461.82            46.78%
0.01% to 25.00%...............             2                17,254.75             0.01
25.01% to 50.00%..............            54               896,679.88             0.50
50.01% to 75.00%..............           212             5,350,348.89             3.00
75.01% to 100.00%.............           568            17,649,336.48             9.89
100.01% to 110.00%............           169             6,173,430.54             3.46
110.01% to 120.00%............           205             8,734,388.06             4.89
120.01% to 130.00%............           279            12,601,415.32             7.06
130.01% to 140.00%............           276            13,278,999.72             7.44
140.01% to 150.00%............           204             9,786,265.39             5.48
150.01% to 160.00%............           152             7,828,339.98             4.39
160.01% to 170.00%............            87             4,715,032.26             2.64
170.01% to 180.00%............            66             3,396,499.25             1.90
180.01% to 190.00%............            29             1,382,911.26             0.77
190.01% to 200.00%............            25             1,193,444.57             0.67
200.01% to 210.00%............            14               862,710.09             0.48
210.01% to 220.00%............             4               196,234.44             0.11
220.01% to 230.00%............             6               308,022.04             0.17
230.01% to 240.00%............             4               165,603.84             0.09
240.01% to 250.00%............             3               129,236.03             0.07
250.01% to 260.00%............             1                92,204.56             0.05
260.01% to 270.00%............             3               193,237.67             0.11
325.01% to 340.00%............             1                44,612.18             0.02
                                       -----          ---------------           ------
   Total......................         3,440          $178,482,669.02           100.00%
                                       =====          ===============           ======

(1) Contracts for which loan-to-invoice ratios are not calculated consist of contracts for which the loan amounts are determined based on appraisals, including land home contracts and contracts originated under the Comparable Appraisal Program.

The weighted average original ratio of loan amounts to manufacturer's invoice price for the related manufactured homes, for the contracts included in the statistical pool for which loan-to-invoice ratios were calculated, as of the statistical calculation date, was 125.90%.

                       CURRENT CONTRACT RATE FOR CONTRACTS

                                                                                  % OF CONTRACT
                                                                                     POOL BY
                                                                                   OUTSTANDING
                                    NUMBER OF                                       PRINCIPAL
                                  CONTRACTS AS                                    BALANCE AS OF
                                 OF STATISTICAL    AGGREGATE PRINCIPAL BALANCE     STATISTICAL
                                   CALCULATION    OUTSTANDING AS OF STATISTICAL    CALCULATION
    RANGE OF CONTRACT RATES           DATE               CALCULATION DATE              DATE
------------------------------   --------------   -----------------------------   -------------
4.000% to 4.999% .............            2              $     15,671.61               0.01%
5.000% to 5.999% .............           36                 3,029,488.99               1.70
6.000% to 6.999% .............           89                 6,670,732.67               3.74
7.000% to 7.999% .............          302                20,768,353.89              11.64
8.000% to 8.999% .............          747                44,367,224.49              24.86
9.000% to 9.999% .............        1,001                53,389,046.56              29.91
10.000% to 10.999% ...........          677                29,831,287.72              16.71
11.000% to 11.999% ...........          334                12,852,237.53               7.20
12.000% to 12.999% ...........          184                 5,917,526.56               3.32
13.000% to 13.999% ...........           52                 1,381,246.06               0.77
14.000% to 14.999% ...........            9                   174,478.94               0.10
15.000% to 15.999% ...........            4                    63,321.43               0.04
16.000% to 16.999% ...........            2                    15,346.73               0.01
17.000% to 18.000% ...........            1                     6,705.84               0.00
                                      -----              ---------------             ------
   Total .....................        3,440              $178,482,669.02             100.00%
                                      =====              ===============             ======

The contract rate on the contracts included in the statistical pool ranged from 4.990% to 18.000% with a weighted average of approximately 9.182%.

                    ORIGINAL MONTHS TO MATURITY OF CONTRACTS

                                                                                  % OF CONTRACT
                                                                                     POOL BY
                                                                                   OUTSTANDING
                                    NUMBER OF                                       PRINCIPAL
                                  CONTRACTS AS                                    BALANCE AS OF
                                 OF STATISTICAL    AGGREGATE PRINCIPAL BALANCE     STATISTICAL
   RANGE OF ORIGINAL MONTHS        CALCULATION    OUTSTANDING AS OF STATISTICAL    CALCULATION
          TO MATURITY                 DATE               CALCULATION DATE              DATE
------------------------------   --------------   -----------------------------   -------------
48 to 60 .....................            9              $     98,038.17               0.05%
61 to 90 .....................           73                 1,295,299.71               0.73
91 to 120 ....................          241                 5,783,737.17               3.24
121 to 150 ...................           87                 2,568,121.63               1.44
151 to 180 ...................          830                28,029,691.00              15.70
181 to 210 ...................          156                10,731,704.29               6.01
211 to 240 ...................        1,561                96,371,028.16              53.99
241 to 270 ...................            8                   518,846.41               0.29
271 to 300 ...................          133                 5,957,726.41               3.34
331 to 360 ...................          342                27,128,476.07              15.20
                                      -----              ---------------             ------
   Total .....................        3,440              $178,482,669.02             100.00%
                                      =====              ===============             ======

                    REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                                  % OF CONTRACT
                                                                                     POOL BY
                                                                                   OUTSTANDING
                                    NUMBER OF                                       PRINCIPAL
                                  CONTRACTS AS                                    BALANCE AS OF
                                 OF STATISTICAL    AGGREGATE PRINCIPAL BALANCE     STATISTICAL
   RANGE OF REMAINING MONTHS       CALCULATION    OUTSTANDING AS OF STATISTICAL    CALCULATION
          TO MATURITY                 DATE               CALCULATION DATE              DATE
------------------------------   --------------   -----------------------------   -------------
3 to 30 ......................            1              $     68,140.55               0.04%
31 to 60 .....................           23                   205,096.15               0.11
61 to 90 .....................           79                 1,406,273.57               0.79
91 to 120 ....................          244                 6,026,888.87               3.38
121 to 150 ...................          131                 3,975,946.29               2.23
151 to 180 ...................          818                27,880,871.55              15.62
181 to 210 ...................          164                10,891,664.62               6.10
211 to 240 ...................        1,595                98,141,200.08              54.99
241 to 270 ...................           14                   704,999.87               0.39
271 to 300 ...................           98                 5,373,401.84               3.01
301 to 330 ...................            8                   406,057.46               0.23
331 to 360 ...................          265                23,402,128.17              13.11
                                      -----              ---------------             ------
   Total .....................        3,440              $178,482,669.02             100.00%
                                      =====              ===============             ======

The contracts included in the statistical pool have remaining maturities, as of the statistical calculation date, of at least 3 months but not more than 360 months and original maturities of at least 48 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the statistical calculation date, of 233 months.

                                    UNIT TYPE

                                                                                  % OF CONTRACT
                                                                                     POOL BY
                                                                                   OUTSTANDING
                                    NUMBER OF                                       PRINCIPAL
                                  CONTRACTS AS                                    BALANCE AS OF
                                 OF STATISTICAL    AGGREGATE PRINCIPAL BALANCE     STATISTICAL
                                   CALCULATION    OUTSTANDING AS OF STATISTICAL    CALCULATION
           UNIT TYPE                  DATE               CALCULATION DATE              DATE
------------------------------   --------------   -----------------------------   -------------
Multi-section home ...........        2,548              $153,912,023.03              86.23%
Single-section home ..........          892                24,570,645.99              13.77
                                      -----              ---------------             ------
   Total .....................        3,440              $178,482,669.02             100.00%
                                      =====              ===============             ======

                                  PROPERTY TYPE

                                                                                  % OF CONTRACT
                                                                                     POOL BY
                                                                                   OUTSTANDING
                                    NUMBER OF                                       PRINCIPAL
                                  CONTRACTS AS                                    BALANCE AS OF
                                 OF STATISTICAL    AGGREGATE PRINCIPAL BALANCE     STATISTICAL
                                   CALCULATION    OUTSTANDING AS OF STATISTICAL    CALCULATION
         PROPERTY TYPE                DATE               CALCULATION DATE              DATE
------------------------------   --------------   -----------------------------   -------------
Community ....................        1,692              $ 95,034,655.74              53.25%
Lease ........................          408                16,724,901.19               9.37
Owned Land ...................        1,165                61,418,591.52              34.41
Park .........................          155                 4,475,953.32               2.51
Relative Land ................           20                   828,567.25               0.46
                                      -----              ---------------             ------
   Total .....................        3,440              $178,482,669.02             100.00%
                                      =====              ===============             ======

                                  LOAN PURPOSE

                                                                           % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING   PRINCIPAL BALANCE AS
                                    STATISTICAL      AS OF STATISTICAL       OF STATISTICAL
         LOAN PURPOSE            CALCULATION DATE     CALCULATION DATE      CALCULATION DATE
------------------------------   ----------------   -------------------   --------------------
Purchase of New Home..........         1,687          $101,497,860.66             56.87%
Purchase of Repossessed Home..            96             3,881,792.87              2.17
Purchase of Used Home.........         1,319            57,281,021.90             32.09
Refinance.....................           338            15,821,993.59              8.86
                                       -----          ---------------            ------
   Total....................           3,440          $178,482,669.02            100.00%
                                       =====          ===============            ======

                            CREDIT SCORE OF CONTRACTS

                                                                           % OF CONTRACT POOL
                                     NUMBER OF      AGGREGATE PRINCIPAL      BY OUTSTANDING
                                  CONTRACTS AS OF   BALANCE OUTSTANDING   PRINCIPAL BALANCE AS
                                    STATISTICAL      AS OF STATISTICAL       OF STATISTICAL
    RANGE OF CREDIT SCORES       CALCULATION DATE     CALCULATION DATE      CALCULATION DATE
------------------------------   ----------------   -------------------   --------------------
360 - 450.....................             4          $    226,077.98              0.13%
451 - 500.....................             4                60,548.86              0.03
501 - 550.....................            38             1,168,459.01              0.66
551 - 600.....................           102             3,824,801.43              2.17
601 - 650.....................           381            17,100,038.55              9.68
651 - 700.....................           809            42,579,545.95             24.10
701 - 750.....................           998            54,670,685.04             30.95
751 - 800.....................           804            44,052,453.56             24.94
801 - 850.....................           247            12,916,261.08              7.31
851 - 868.....................             2                49,395.90              0.03
                                       -----          ---------------            ------
   Total......................         3,389          $176,648,267.36            100.00%
                                       =====          ===============            ======

The contracts included in the statistical pool for which credit scores are available have a weighted average credit score of 719.

DECLINATION TABLES

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-1
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE        0%    100%   150%   200%   250%   300%
-----------------       ----   ----   ----   ----   ----   ----
Initial Percentage       100    100    100    100    100    100
December 15, 2006         88     68     58     48     38     28
December 15, 2007         78     36     16      0      0      0
December 15, 2008         66      5      0      0      0      0
December 15, 2009         54      0      0      0      0      0
December 15, 2010         40      0      0      0      0      0
December 15, 2011         25      0      0      0      0      0
December 15, 2012          8      0      0      0      0      0
December 15, 2013          0      0      0      0      0      0

Weighted Average Life
   (Years)              4.12   1.61   1.23   1.00   0.84   0.73
Weighted Average
   Maturity (Years)     4.12   1.61   1.23   1.00   0.84   0.73

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-2
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE        0%    100%   150%   200%   250%   300%
-----------------       ----   ----   ----   ----   ----   ----
Initial Percentage       100    100    100    100    100    100
December 15, 2006        100    100    100    100    100    100
December 15, 2007        100    100    100     96     76     56
December 15, 2008        100    100     75     46     20      0
December 15, 2009        100     73     36      3      0      0
December 15, 2010        100     43      7      0      0      0
December 15, 2011        100     14      0      0      0      0
December 15, 2012        100      2      0      0      0      0
December 15, 2013         89      0      0      0      0      0
December 15, 2014         68      0      0      0      0      0
December 15, 2015         44      0      0      0      0      0
December 15, 2016         18      0      0      0      0      0
December 15, 2017          3      0      0      0      0      0
December 15, 2018          0      0      0      0      0      0

Weighted Average Life
   (Years)              9.76   4.87   3.74   3.00   2.50   2.15
Weighted Average
   Maturity (Years)     9.76   4.87   3.74   3.00   2.50   2.15

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-3
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE         0%    100%   150%   200%   250%   300%
---------------------   -----   ----   ----   ----   ----   ----
Initial Percentage        100    100    100    100    100    100
December 15, 2006         100    100    100    100    100    100
December 15, 2007         100    100    100    100    100    100
December 15, 2008         100    100    100    100    100     84
December 15, 2009         100    100    100    100     22      0
December 15, 2010         100    100    100     82     22      0
December 15, 2011         100    100     87     47     13      0
December 15, 2012         100    100     57     16      0      0
December 15, 2013         100     78     29      0      0      0
December 15, 2014         100     51      3      0      0      0
December 15, 2015         100     26      0      0      0      0
December 15, 2016         100      2      0      0      0      0
December 15, 2017         100      0      0      0      0      0
December 15, 2018          77      0      0      0      0      0
December 15, 2019          53      0      0      0      0      0
December 15, 2020          30      0      0      0      0      0
December 15, 2021           4      0      0      0      0      0
December 15, 2022           0      0      0      0      0      0

Weighted Average Life
   (Years)              14.19   9.12   7.32   6.00   4.26   3.27
Weighted Average
   Maturity (Years)     14.19   9.12   7.32   6.00   4.26   3.27

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-4
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE         0%     100%    150%   200%   250%   300%
---------------------   -----   -----   -----   ----   ----   ----
Initial Percentage        100     100     100    100    100    100
December 15, 2006         100     100     100    100    100    100
December 15, 2007         100     100     100    100    100    100
December 15, 2008         100     100     100    100    100    100
December 15, 2009         100     100     100    100    100     61
December 15, 2010         100     100     100    100    100     61
December 15, 2011         100     100     100    100    100     61
December 15, 2012         100     100     100    100     88     61
December 15, 2013         100     100     100     93     71     19
December 15, 2014         100     100     100     76     32      0
December 15, 2015         100     100      86     50      0      0
December 15, 2016         100     100      71     13      0      0
December 15, 2017         100      85      38      0      0      0
December 15, 2018         100      70       2      0      0      0
December 15, 2019         100      40       0      0      0      0
December 15, 2020         100       8       0      0      0      0
December 15, 2021         100       0       0      0      0      0
December 15, 2022          83       0       0      0      0      0
December 15, 2023          47       0       0      0      0      0
December 15, 2024           0       0       0      0      0      0

Weighted Average Life
   (Years)              17.50   12.89   10.97   9.32   7.94   5.88
Weighted Average
   Maturity (Years)     17.83   13.55   11.53   9.87   8.47   6.26

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS M-1
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE         0%     100%   150%   200%   250%   300%
---------------------   -----   -----   ----   ----   ----   ----
Initial Percentage        100     100    100    100    100    100
December 15, 2006         100     100    100    100    100    100
December 15, 2007         100     100    100    100    100    100
December 15, 2008         100     100    100    100    100    100
December 15, 2009         100     100    100    100    100    100
December 15, 2010         100     100     96     82     92    100
December 15, 2011         100     100     84     69     57     80
December 15, 2012         100      91     73     58     46     46
December 15, 2013         100      80     63     48     37     43
December 15, 2014         100      71     53     40     35     20
December 15, 2015         100      61     45     35     30      0
December 15, 2016         100      53     37     35      0      0
December 15, 2017          92      44     35     10      0      0
December 15, 2018          80      36     35      0      0      0
December 15, 2019          72      35      3      0      0      0
December 15, 2020          63      35      0      0      0      0
December 15, 2021          53       7      0      0      0      0
December 15, 2022          43       0      0      0      0      0
December 15, 2023          35       0      0      0      0      0
December 15, 2024          13       0      0      0      0      0
December 15, 2025           0       0      0      0      0      0

Weighted Average Life
   (Years)              15.64   10.80   8.97   7.54   6.74   6.67
Weighted Average
   Maturity (Years)     16.07   11.68   9.77   8.30   7.48   7.46

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS M-2
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE             0%     100%    150%   200%   250%   300%
-------------------------   -----   -----   -----   ----   ----   ----
Initial Percentage            100     100     100    100    100    100
December 15, 2006             100     100     100    100    100    100
December 15, 2007             100     100     100    100    100    100
December 15, 2008             100     100     100    100    100    100
December 15, 2009             100     100     100    100    100    100
December 15, 2010             100     100      96     82     70     90
December 15, 2011             100     100      84     69     57     46
December 15, 2012             100      91      73     58     46     36
December 15, 2013             100      80      63     48     37     35
December 15, 2014             100      71      53     40     35     35
December 15, 2015             100      61      45     35     35      9
December 15, 2016             100      53      37     35     22      0
December 15, 2017              92      44      35     35      0      0
December 15, 2018              80      36      35      0      0      0
December 15, 2019              72      35      35      0      0      0
December 15, 2020              63      35       0      0      0      0
December 15, 2021              53      35       0      0      0      0
December 15, 2022              43       0       0      0      0      0
December 15, 2023              35       0       0      0      0      0
December 15, 2024              35       0       0      0      0      0
December 15, 2025               9       0       0      0      0      0
December 15, 2026               0       0       0      0      0      0

Weighted Average Life
   (Years)                  15.64   10.80    8.97   7.53   6.57   6.09
Weighted Average Maturity
   (Years)                  16.33   11.96   10.10   8.58   7.60   7.04

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS B-1
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE             0%     100%    150%   200%   250%   300%
-------------------------   -----   -----   -----   ----   ----   ----
Initial Percentage            100     100     100    100    100    100
December 15, 2006             100     100     100    100    100    100
December 15, 2007             100     100     100    100    100    100
December 15, 2008             100     100     100    100    100    100
December 15, 2009             100     100     100    100    100    100
December 15, 2010             100     100      96     82     70     59
December 15, 2011             100     100      84     69     57     46
December 15, 2012             100      91      73     58     46     35
December 15, 2013             100      80      63     48     37     33
December 15, 2014             100      71      53     40     33     33
December 15, 2015             100      61      45     33     33     33
December 15, 2016             100      53      37     33     33      0
December 15, 2017              92      44      33     33     12      0
December 15, 2018              80      36      33     32      0      0
December 15, 2019              72      32      33      0      0      0
December 15, 2020              63      32      30      0      0      0
December 15, 2021              53      32       0      0      0      0
December 15, 2022              43      26       0      0      0      0
December 15, 2023              34       0       0      0      0      0
December 15, 2024              34       0       0      0      0      0
December 15, 2025              34       0       0      0      0      0
December 15, 2026              23       0       0      0      0      0
December 15, 2027               2       0       0      0      0      0
December 15, 2028               0       0       0      0      0      0

Weighted Average Life
   (Years)                  15.64   10.80    8.97   7.52   6.51   5.88
Weighted Average Maturity
   (Years)                  16.83   12.09   10.31   8.77   7.73   7.01

PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS B-2
NOTES AT THE RESPECTIVE PERCENTAGES OF THE
MHP LISTED BELOW:

DISTRIBUTION DATE             0%     100%    150%   200%   250%   300%
-------------------------   -----   -----   -----   ----   ----   ----
Initial Percentage            100     100    100     100    100    100
December 15, 2006             100     100    100     100    100    100
December 15, 2007             100     100    100     100    100    100
December 15, 2008             100     100    100     100    100    100
December 15, 2009             100     100    100     100    100    100
December 15, 2010             100     100     96      82     70     59
December 15, 2011             100     100     84      69     57     46
December 15, 2012             100      91     73      58     46      0
December 15, 2013             100      80     63      48      2      0
December 15, 2014             100      71     53      20      0      0
December 15, 2015             100      61     45       0      0      0
December 15, 2016             100      53      4       0      0      0
December 15, 2017              92      44      0       0      0      0
December 15, 2018              80       0      0       0      0      0
December 15, 2019              72       0      0       0      0      0
December 15, 2020              63       0      0       0      0      0
December 15, 2021              53       0      0       0      0      0
December 15, 2022              42       0      0       0      0      0
December 15, 2023               0       0      0       0      0      0

Weighted Average Life
   (Years)                  15.48   10.56   8.74    7.29   6.27   5.60
Weighted Average Maturity
   (Years)                  15.48   10.56   8.74    7.29   6.27   5.60

Contact Information

Citigroup
390 Greenwich Street
6th Floor
New York, NY 10013

NAME                    OFFICE                                     HOME
----                    ------                                     ----
MORTGAGE TRADING

Matthew Cherwin         Tel: (212) 723-6325
Director                Fax: (212) 723-8608
                        Email: matthew.cherwin@citigroup.com

Eliot Rubenzahl         Tel: (212) 723-6325
Vice-President          Fax: (212) 723-8855
                        Email: eliot.i.rubenzahl@citigroup.com

MORTGAGE BANKING

Paul Humphrey           Tel: (212) 723-9548
Director                Fax: (212) 723-8603
                        Email: paul.g.humphrey@citigroup.com

Venkat Veerubhotla      Tel: (212) 723-6662
Associate               Fax: (212) 723-8603
                        Email: venkat.veerubhotla@citigroup.com

Sabrina Mallick         Tel: (212) 723-6536
Analyst                 Fax: (212) 723-8603
                        Email: sabrina.mallick@citigroup.com

MORTGAGE ANALYTICS

Neil Aggarwal           Tel: (212) 723-6420
Associate (structure)   Fax: (212) 723-8603
                        Email: neil.aggarwal@citigroup.com

Laura Darjatmoko        Tel: (212) 723-6538
Analyst (collateral)    Fax: (212) 723-8603
                        Email:. laura.s.darjatmoko@citigroup.com

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                                       38